UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 4, 2008

INTERNATIONAL MONETARY SYSTEMS, LTD.
(Exact Name of Registrant as Specified in Charter)

WISCONSIN	000-30853	39-1924096
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16901 West Glendale Drive New Berlin, Wisconsin	53151
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 262-780-3640

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

International Monetary Systems, Ltd.

ITEM 8.01 - OTHER EVENTS

On April 4, 2008, International Monetary Systems, Ltd. announced that it had exercised its option to purchase specific assets from New York Commerce Group. The option agreement was entered into in September of 2006.  The press release for this announcement is attached as Exhibit 99.1to this report and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired: Not applicable

(b)                   Exhibits:  99.1 – Press release dated April 4, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

International Monetary Systems, Ltd.
(Registrant)

Date: April 4,2008	By: /S/ Danny W Weibling Danny W Weibling Chief Financial Officer and Treasurer